EXHIBIT No. 99

Constellation Energy Reports

Strong Quarterly Earnings Despite Impact of Hurricane Isabel and Northeast Blackout

Raises 2003 Earnings Guidance to $2.75 - $2.85 per share excluding Special Items and Hurricane Isabel Costs

BALTIMORE, Oct. 30, 2003 /PRNewswire-FirstCall via COMTEX/ — Constellation Energy Group (NYSE: CEG) today reported earnings of $1.15 per share for the three months ending September 30, 2003.  Excluding Hurricane Isabel restoration expenses of $0.11, Constellation earned $1.26 per share, an increase of 18 percent compared to $1.07 per share the same period last year excluding special items.  Results excluding restoration expenses exceeded the company’s earnings guidance provided on July 31, 2003, of $1.05 to $1.20 per share. The company also raised its guidance range for 2003 earnings excluding special items to a range of $2.75 to $2.85 per share excluding Hurricane Isabel expenses, or $2.63 to $2.73 per share including Isabel expenses.

“Constellation’s strong performance during the third quarter of 2003, the eighth quarter in which this management team has met or exceeded earnings guidance, is indicative of our strength within the energy sector and further validates our unique customer focused business model,” said Mayo A. Shattuck III, Constellation Energy’s chairman, president and chief executive officer. “We achieved these tremendous results despite facing two significant challenges, Hurricane Isabel and the Northeast blackout.  In addition to being extremely pleased and proud of our quarterly performance, this management team remains committed to achieving its 2003 earnings guidance and targeted long-term earnings per share growth at a compound rate of 10 percent.”

The following table summarizes both earnings per share excluding special items and earnings per share reported in accordance with generally accepted accounting principles (GAAP) for the third quarter of 2003 and 2002:

	Three Months Ended September 30, 2003		Three Months Ended September 30, 2002
EARNINGS PER COMMON SHARE	Reported GAAP EPS	EPS Excluding Special Items	Reported GAAP EPS	EPS Excluding Special Items
Merchant energy	$1.03	$1.03	$0.80	$0.89	(1)
Baltimore Gas and Electric	0.12	0.12	0.19	0.20	(2)
Other nonregulated	—	—	(0.07)	(0.02	)(3)
Earnings Per Common Share - Assuming Dilution	$1.15	$1.15	$0.92	$1.07

Hurricane Isabel Restoration Expenses		$0.11
EPS Excluding Special Items & Isabel Restoration Expenses		$1.26

Details of Adjustments to GAAP EPS:

(1)  Workforce reduction costs - $0.03 per share and impairment of investments in qualifying facilities (QF) and QF fuel supplier - $0.06 per share.

(2)  Workforce reduction costs - $0.01 per share.

(3)  Impairment of real estate and international investments - $0.01 per share and costs associated with exit of BGE Home merchandise stores - $0.04 per share.

Merchant Energy

For the third quarter of 2003, our merchant energy business earned $1.03 per share. These results exceeded the high end of our July earnings guidance and represent an increase of 16 percent compared to earnings excluding special items of $0.89 per share during the third quarter of 2002. Third quarter growth was driven by our competitive supply business at both the wholesale and commercial and industrial levels, the 2003 start-up of our new California High Desert Plant, and benefits from our productivity initiatives.

“Customer focus continues to be our guiding principle at Constellation and that is reflected in our expectation that our competitive supply business will reach the upper half of the 2003 earnings guidance range provided in January,” said Shattuck. “Constellation NewEnergy in particular, which operates in 17 states and has a customer list including 42 of the Fortune 100, is far surpassing our acquisition projections.  Our success and experience with integrating and growing acquired entrepreneurial enterprises bodes well for our newest Midwest competitive supply acquisitions.”

Baltimore Gas and Electric

Baltimore Gas and Electric earnings excluding the costs of Hurricane Isabel exceeded the top end of the $0.14 - $0.19 earnings per share guidance range.  BGE reported earnings of $0.12 per share for the third quarter of 2003.  Excluding Hurricane Isabel expenses incurred during the third quarter of $0.11 per share, BGE’s earnings were $0.23 per share, compared to $0.20 per share excluding special items for the third quarter of 2002.

The September 2003 Financial Statements and selected supplemental information are attached.

Earnings Excluding Special Items and Hurricane Isabel Restoration Expense

Constellation Energy presents earnings excluding special items in addition to its reported earnings per share in accordance with generally accepted accounting principles (reported GAAP EPS). Earnings excluding special items is a non-GAAP financial measure that differs from reported GAAP EPS because it excludes the cumulative effects of changes in accounting principles and other special items (which we define as items that are not related to our ongoing, underlying business or which distort comparability of results) included in operations. We present earnings excluding special items because we believe that it is appropriate for investors to consider results excluding these items in addition to our results in accordance with GAAP. We believe such a measure provides a picture of our results that is comparable among periods since it excludes the impact of items such as gains or losses on sales of non-core investments and workforce reduction costs, which may recur occasionally, but tend to be irregular as to timing, thereby distorting comparisons between periods. This non-GAAP measure is also used to evaluate management's performance and for compensation purposes. At September 30, 2003, Constellation also provided a measure of earnings which adjusted its reported GAAP EPS to eliminate the cost of Hurricane Isabel related transmission and distribution service restoration, based on its magnitude and distortive impact on earnings comparisons between periods.  However, investors should note that these non-GAAP measures involve judgments by management (in particular, judgments as to what is or is not classified as a special item).

Constellation Energy also provides its earnings guidance in terms of earnings excluding special items. Constellation Energy is unable to reconcile its 2003 earnings guidance excluding special items to GAAP earnings per share because we do not predict the future impact of special items due to the difficulty of doing so. The impact of special items could be material to our operating results computed in accordance with GAAP.

SEC Filings

The Company plans to file its Form 10-Q for the three months ended September 30, 2003 on or about November 14, 2003.

Forward-Looking Statements

We make statements in this news release that are considered forward-looking statements within the meaning of the Securities Exchange Act of 1934. These statements are not guarantees of our future performance and are subject to risks, uncertainties, and other important factors that could cause our actual performance or achievements to be materially different from those we project. For a full discussion of these risks, uncertainties, and factors, we encourage you to read our documents on file with the Securities and Exchange Commission, including those set forth in our Form 10-K under the forward-looking statements section.

Conference Call Oct 30, 2003

Constellation Energy Group will host a conference call at 8 a.m. Eastern Standard Time on Oct. 30, 2003, to review its results. To participate, investors, analysts, and members of the media in the United States may dial 1-800-905-0392 shortly before 8 a.m. The international dial-in number is 1-785-832-2041. The conference call host is Constellation Energy Group, and the password is CEG. A replay of the call will be available for one week. The replay number is 1-888-276-5302; the number for international callers is 1-402-220-2331. A live audio webcast of the conference call, as well as presentation slides and the third quarter 2003 earnings press release will be available on the Investor Relations page of the company Web site, www.constellation.com. The reference to our Web site is an active textual reference and the contents of our Web site are not part of this press release.

About Constellation Energy Group

Constellation Energy Group, a Fortune 500 company based in Baltimore, is the nation’s leading competitive supplier of electricity to large commercial and industrial customers and one of the nation's largest wholesale power sellers. Constellation also manages fuels and energy services on behalf of energy intensive industries and utilities. It owns and operates a diversified fleet of power plants throughout the United States. The company also delivers electricity and natural gas through the Baltimore Gas and Electric Company (BGE), its regulated utility in Central Maryland. First nine months 2003 revenue totaled $7.2 billion.

Constellation Energy Group and Subsidiaries

Consolidated Statements of Income (Unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2003	2002	2003	2002
	(In Millions, Except Per Share Amounts)
Revenues
Nonregulated revenues	$1,943.8	$605.8	$5,186.0	$1,437.2
Regulated electric revenues	582.3	596.1	1,505.5	1,536.8
Regulated gas revenues	78.3	67.7	514.0	379.1
Total revenues	2,604.4	1,269.6	7,205.5	3,353.1

Expenses
Operating expenses	2,010.2	732.2	5,827.8	2,063.8
Workforce reduction costs	0.7	12.5	2.1	51.7
Impairment losses and other costs	—	24.6	—	24.6
Depreciation and amortization	127.7	125.8	355.6	360.1
Accretion of asset retirement obligations	10.7	—	32.0	—
Taxes other than income taxes	68.0	66.5	210.2	195.7
Total expenses	2,217.3	961.6	6,427.7	2,695.9
Net Gain on Sales of Investments and Other Assets	2.1	—	16.3	254.3
Income from Operations	389.2	308.0	794.1	911.5
Other Income	4.5	8.3	19.3	21.1
Fixed Charges
Interest expense	85.3	78.4	251.2	228.9
Interest capitalized and allowance for borrowed funds used during construction	(2.3)	(8.5)	(9.5)	(40.4)
BGE preference stock dividends	3.3	3.3	9.9	9.9
Total fixed charges	86.3	73.2	251.6	198.4
Income Before Income Taxes	307.4	243.1	561.8	734.2
Income Taxes	114.5	92.4	205.1	273.6
Income Before Cumulative Effects of Changes in Accounting Principles	192.9	150.7	356.7	460.6
Cumulative Effects of Changes in Accounting Principles, Net of Income Taxes of $119.5	—	—	(198.4)	—
Net Income	$192.9	$150.7	$158.3	$460.6
Earnings Applicable to Common Stock	$192.9	$150.7	$158.3	$460.6

Average Shares of Common Stock Outstanding - Basic	167.0	164.4	165.9	164.0
Average Shares of Common Stock Outstanding - Diluted	167.7	164.4	166.2	164.0
Earnings Per Common Share Before Cumulative Effects of Changes in Accounting Principles - Basic	$1.16	$0.92	$2.15	$2.81
Cumulative Effects of Changes in Accounting Principles	—	—	(1.20)	—
Earnings Per Common Share - Basic	$1.16	$0.92	$0.95	$2.81
Earnings Per Common Share Before Cumulative Effects of Changes in Accounting Principles - Diluted	$1.15	$0.92	$2.15	$2.81
Cumulative Effects of Changes in Accounting Principles	—	—	(1.20)	—
Earnings Per Common Share - Diluted	$1.15	$0.92	$0.95	$2.81

Certain prior-period amounts have been reclassified to conform with the current period’s presentation.

Constellation Energy Group and Subsidiaries

Consolidated Balance Sheets (Unaudited)

	September 30, 2003	December 31, 2002
	(In Millions)
ASSETS
Current Assets
Cash and cash equivalents	$423.1	$615.0
Accounts receivable (net of allowance for uncollectibles of $50.0 and $41.9, respectively)	1,796.5	1,244.1
Trading securities	—	77.1
Mark-to-market energy assets	506.9	759.4
Risk management assets	162.8	72.3
Fuel stocks	160.4	126.5
Materials and supplies	209.9	208.6
Prepaid taxes other than income taxes	102.5	57.1
Other	175.7	157.1
Total current assets	3,537.8	3,317.2
Investments And Other Assets
Real estate projects and investments	58.4	86.1
Investments in qualifying facilities and power projects	439.0	439.2
Nuclear decommissioning trust funds	704.7	645.4
Mark-to-market energy assets	342.5	926.8
Risk management assets	27.3	88.8
Goodwill	120.6	115.9
Other	250.7	204.7
Total investments and other assets	1,943.2	2,506.9
Property, Plant and Equipment
Regulated property, plant and equipment	5,203.2	5,075.2
Nonregulated generation property, plant and equipment	7,552.4	6,811.9
Other nonregulated property, plant and equipment	323.5	242.0
Nuclear fuel (net of amortization)	215.3	224.8
Accumulated depreciation	(3,874.2)	(4,396.8)
Net property, plant and equipment	9,420.2	7,957.1
Deferred Charges
Regulatory assets (net)	245.6	405.7
Other	159.0	136.0
Total deferred charges	404.6	541.7
Total Assets	$15,305.8	$14,322.9
LIABILITIES AND EQUITY
Current Liabilities
Short-term borrowings	$10.4	$10.5
Current portion of long-term debt	314.0	426.2
Accounts payable	1,201.1	943.4
Customer deposits and collateral	160.9	102.8
Mark-to-market energy liabilities	530.1	709.6
Risk management liabilities	197.7	20.1
Accrued interest	132.1	95.5
Accrued taxes	125.9	15.0
Dividends declared	46.7	42.8
Other	337.9	322.1
Total current liabilities	3,056.8	2,688.0
Deferred Credits And Other Liabilities
Deferred income taxes	1,244.9	1,330.7
Mark-to-market energy liabilities	254.8	460.0
Risk management liabilities	98.1	149.5
Asset retirement obligations	583.2	—
Net pension liability	246.1	334.6
Postretirement and postemployment benefits	362.9	352.8
Deferred investment tax credits	80.3	85.7
Other	139.6	150.1
Total deferred credits and other liabilities	3,009.9	2,863.4
Long-Term Debt
Long-term debt of nonregulated businesses	3,695.4	3,149.8
Long-term debt of BGE	1,395.6	1,650.0
Company obligated mandatorily redeemable trust preferred securities of subsidiary trust holding solely 7.16% debentures of BGE due June 30, 2038	250.0	250.0
Unamortized discount and premium	(10.7)	(9.7)
Current portion of long-term debt	(314.0)	(426.2)
Total long-term debt	5,016.3	4,613.9
Minority Interests	111.1	105.3
BGE Preference Stock Not Subject To Mandatory Redemption	190.0	190.0
Common Shareholders’ Equity
Common stock	2,153.0	2,078.9
Retained earnings	2,006.4	1,977.6
Accumulated other comprehensive loss	(237.7)	(194.2)
Total common shareholders’ equity	3,921.7	3,862.3
Total Liabilities And Equity	$15,305.8	$14,322.9

Certain prior-period amounts have been reclassified to conform with the current period’s presentation.

Constellation Energy Group and Subsidiaries

Merchant Energy Operating Statistics (Unaudited)

				Three Months Ended September 30,		Nine Months Ended September 30,
				2003	2002	2003	2002
Revenues (In Millions)
PJM Platform				$530.2	$463.9	$1,371.2	$1,073.9
Plants with Power Purchase Agreements				206.6	179.6	472.6	379.5
Competitive Supply - Accrual Revenues				1,410.5	180.8	3,787.2	288.8
- MTM Energy Revenues				8.7	7.8	11.5	161.9
Other				21.3	20.9	38.9	45.5
Total Revenues				$2,177.3	$853.0	$5,681.4	$1,949.6

		Nine Months Ended September 30,
		Nuclear	Coal	Oil	Hydro & Gas	Other	Total
Generation by Fuel Type (%)
2003		48.7	36.2	1.8	10.9	2.4	100.0
2002		52.6	36.1	2.2	6.3	2.8	100.0

Utility Operating Statistics (Unaudited)

				Three Months Ended September 30,		Nine Months Ended September 30,
				2003	2002	2003	2002
ELECTRIC
Revenues (In Millions)
Residential	—with househeating			$89.1	$95.9	$300.0	$277.4
	—other			190.7	200.9	448.1	453.6
	—total			279.8	296.8	748.1	731.0
Commercial	—excluding delivery service			225.9	224.7	553.2	621.4
	—delivery service			20.1	13.9	46.9	20.1
Industrial	—excluding delivery service			39.2	43.6	107.9	130.0
	—delivery service			4.9	4.9	13.3	6.9
System Sales				569.9	583.9	1,469.4	1,509.4

Other				12.4	12.4	36.2	27.7
Total				$582.3	$596.3	$1,505.6	$1,537.1
Sales (In Thousands) - MWH
Residential	—with househeating			1,109	1,209	4,200	3,830
	—other			2,255	2,442	5,598	5,735
	—total			3,364	3,651	9,798	9,565
Commercial	—excluding delivery service			2,814	2,820	7,691	9,385
	—delivery service			1,454	1,281	3,666	1,636
Industrial	—excluding delivery service			651	758	1,905	2,815
	—delivery service			492	472	1,332	587
Total System Sales				8,775	8,982	24,392	23,988
GAS
Revenues (In Millions)
Residential	—excluding delivery service			$46.4	$39.3	$320.0	$225.2
	—delivery service			0.8	1.1	9.9	11.2
	—total			47.2	40.4	329.9	236.4
Commercial	—excluding delivery service			14.3	11.6	95.7	59.1
	—delivery service			3.4	4.1	17.0	20.0
Industrial	—excluding delivery service			1.2	0.9	8.3	7.1
	—delivery service			2.2	3.1	8.0	10.2
System Sales				68.3	60.1	458.9	332.8
Off-System Sales				11.4	11.1	60.1	50.9
Other				1.3	1.0	5.5	4.4
Total				$81.0	$72.2	$524.5	$388.1
Sales (In Thousands) - DTH
Residential	—excluding delivery service			2,909	2,563	29,144	21,879
	—delivery service			422	404	4,812	4,169
	—total			3,331	2,967	33,956	26,048
Commercial	—excluding delivery service			1,170	1,239	10,074	7,231
	—delivery service			5,019	5,157	20,932	19,873
Industrial	—excluding delivery service			75	117	765	870
	—delivery service			3,662	5,780	13,610	17,221
System Sales				13,257	15,260	79,337	71,243
Off-System Sales				1,965	2,871	8,701	13,858
Total				15,222	18,131	88,038	85,101

Merchant Energy and Utility operating statistics do not reflect the elimination of intercompany transactions.

Heating/Cooling Degree Days (Calendar-Month Basis)

Heating Degree Days	- Actual			57	59	3,482	2,675
	- Normal			87	84	3,034	3,045
Cooling Degree Days	- Actual			580	667	733	965
	- Normal			577	579	816	812

Constellation Energy Group and Subsidiaries

Supplemental Financial Statistics (Unaudited)

			Nine Months Ended September 30,
			2003	2002

Ratio of Earnings to Fixed Charges			3.03	3.79

Effective Tax Rate			35.9%	36.8%

Equity Investment In Nonregulated Businesses — End of Period			$2,448.3	$2,568.3

Equity Investment In Utility Business — End of Period			$1,473.4	$1,400.2

Common Stock Data

	Three Months Ended September 30,		Nine Months Ended September 30,
	2003	2002	2003	2002

Common Stock Dividends - Per Share
—Declared	$0.26	$0.24	$0.78	$0.72
—Paid	$0.26	$0.24	$0.76	$0.60

Market Value Per Share
—High	$37.65	$29.85	$37.65	$32.38
—Low	$31.75	$21.51	$25.17	$21.51
—Close	$35.78	$24.79	$35.78	$24.79

Shares Outstanding—End of Period (In Millions)	167.1	164.5	167.1	164.5

Book Value per Share—End of Period	$23.47	$24.13	$23.47	$24.13